Exhibit 4.1
INDENTURE

DATED AS OF FEBRUARY 1, 2026
_______________

DTE ELECTRIC COMPANY
formerly known as
The Detroit Edison Company
(One Energy Plaza, Detroit, Michigan 48226)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(500 Ross Street, 12th Floor, Pittsburgh, PA 15262)

AS TRUSTEE
_______________

SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
DATED AS OF OCTOBER 1, 1924

PROVIDING FOR

(A) GENERAL AND REFUNDING MORTGAGE BONDS,
2026 SERIES A AND 2026 SERIES B

AND

(B) RECORDING AND FILING DATA

TABLE OF CONTENTS*

—————————
*This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.	SUPPLEMENTAL INDENTURE, dated as of the 1st day of February, in the year 2026, between DTE ELECTRIC COMPANY, formerly known as The Detroit Edison Company, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the “Company”), party of the first part, and The Bank of New York Mellon Trust Company, N.A., a trust company organized and existing under the laws of the United States, having a corporate trust agency office at 500 Ross Street, 12th Floor, Pittsburgh, Pennsylvania, 15262, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the “Trustee”), party of the second part.

ORIGINAL INDENTURE AND SUPPLEMENTAL INDENTURES.	WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter referred to as the “Original Indenture”), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1, 1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971, November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15, 1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979, July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980, April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30, 1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15, 1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986, January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June 15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991, November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992, July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992, January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26, 1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993, March 1, 1994, June 15, 1994, August 15, 1994, December 1, 1994, August 1, 1995, August 1, 1999, August 15, 1999, January 1, 2000, April 15, 2000, August 1, 2000, March 15, 2001, May 1, 2001, August 15, 2001, September 15, 2001, September 17, 2002, October 15, 2002, December 1, 2002, August 1, 2003, March 15, 2004, July 1, 2004, February 1, 2005, April 1, 2005, August 1, 2005, September 15, 2005, September 30, 2005, May 15, 2006, December 1, 2006, December 1, 2007, April 1, 2008, May 1, 2008, June 1, 2008, July 1, 2008, October 1, 2008, December 1, 2008, March 15, 2009, November 1, 2009, August 1, 2010, September 1, 2010, December 1, 2010, March 1, 2011, May 15, 2011, August 1, 2011, August 15, 2011, September 1, 2011, June 20, 2012, March 15, 2013, August 1, 2013 June 1, 2014, July 1, 2014, March 1, 2015, May 1, 2016, August 1, 2017, May 1, 2018, February 1, 2019, February 1, 2020, April 1, 2020, March 1, 2021, February 1, 2022, March 1, 2023, May 1 2023 and February 1, 2024 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the “Indenture”); and

ISSUE OF BONDS UNDER INDENTURE.	WHEREAS, the Indenture provides that said bonds shall be issuable in one or more series, and makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE ISSUED.	WHEREAS, bonds in the principal amount of Twenty-seven billion, three million, fifty-seven thousand dollars ($27,003,057,000) have heretofore been issued under the indenture as follows, viz:

(1)	Bonds of Series A	— Principal Amount $26,016,000,

(2)	Bonds of Series B	— Principal Amount $23,000,000,

(3)	Bonds of Series C	— Principal Amount $20,000,000,

(4)	Bonds of Series D	— Principal Amount $50,000,000,

(5)	Bonds of Series E	— Principal Amount $15,000,000,

(6)	Bonds of Series F	— Principal Amount $49,000,000,

(7)	Bonds of Series G	— Principal Amount $35,000,000,

(8)	Bonds of Series H	— Principal Amount $50,000,000,

(9)	Bonds of Series I	— Principal Amount $60,000,000,

(10)	Bonds of Series J	— Principal Amount $35,000,000,

(11)	Bonds of Series K	— Principal Amount $40,000,000,

(12)	Bonds of Series L	— Principal Amount $24,000,000,

(13)	Bonds of Series M	— Principal Amount $40,000,000,

(14)	Bonds of Series N	— Principal Amount $40,000,000,

(15)	Bonds of Series O	— Principal Amount $60,000,000,

(16)	Bonds of Series P	— Principal Amount $70,000,000,

(17)	Bonds of Series Q	— Principal Amount $40,000,000,

(18)	Bonds of Series W	— Principal Amount $50,000,000,

(19)	Bonds of Series AA	— Principal Amount $100,000,000,

(20)	Bonds of Series BB	— Principal Amount $50,000,000,

(21)	Bonds of Series CC	— Principal Amount $50,000,000,

(22)	Bonds of Series UU	— Principal Amount $100,000,000,

(23-31)	Bonds of Series DDP Nos. 1-9	— Principal Amount $14,305,000,

(32-45)	Bonds of Series FFR Nos. 1-14	— Principal Amount $45,600,000,

(46-67)	Bonds of Series GGP Nos. 1-22	— Principal Amount $42,300,000,

(68)	Bonds of Series HH	— Principal Amount $50,000,000,

(69-90)	Bonds of Series IIP Nos. 1-22	— Principal Amount $3,750,000,

(91-98)	Bonds of Series JJP Nos. 1-8	— Principal Amount $6,850,000,

(99-107)	Bonds of Series KKP Nos. 1-9	— Principal Amount $34,890,000,

(108-122)	Bonds of Series LLP Nos. 1-15	— Principal Amount $8,850,000,

(123-143)	Bonds of Series NNP Nos. 1-21	— Principal Amount $47,950,000,

(144-161)	Bonds of Series OOP Nos. 1-18	— Principal Amount $18,880,000,

(162-180)	Bonds of Series QQP Nos. 1-19	— Principal Amount $13,650,000,

(181-195)	Bonds of Series TTP Nos. 1-15	— Principal Amount $3,800,000,

(196)	Bonds of 1980 Series A	— Principal Amount $50,000,000,

(197-221)	Bonds of 1980 Series CP Nos. 1-25	— Principal Amount $35,000,000,

(222-232)	Bonds of 1980 Series DP Nos. 1-11	— Principal Amount $10,750,000,

(233-248)	Bonds of 1981 Series AP Nos. 1-16	— Principal Amount $124,000,000,

(249)	Bonds of 1985 Series A	— Principal Amount $35,000,000,

(250)	Bonds of 1985 Series B	— Principal Amount $50,000,000,

(251)	Bonds of Series PP	— Principal Amount $70,000,000,

(252)	Bonds of Series RR	— Principal Amount $70,000,000,

(253)	Bonds of Series EE	— Principal Amount $50,000,000,

(254-255)	Bonds of Series MMP and MMP No. 2	— Principal Amount $5,430,000,

(256)	Bonds of Series T	— Principal Amount $75,000,000,

(257)	Bonds of Series U	— Principal Amount $75,000,000,

(258)	Bonds of 1986 Series B	— Principal Amount $100,000,000,

(259)	Bonds of 1987 Series D	— Principal Amount $250,000,000,

(260)	Bonds of 1987 Series E	— Principal Amount $150,000,000,

(261)	Bonds of 1987 Series C	— Principal Amount $225,000,000,

(262)	Bonds of Series V	— Principal Amount $100,000,000,

(263)	Bonds of Series SS	— Principal Amount $150,000,000,

(264)	Bonds of 1980 Series B	— Principal Amount $100,000,000,

(265)	Bonds of 1986 Series C	— Principal Amount $200,000,000,

(266)	Bonds of 1986 Series A	— Principal Amount $200,000,000,

(267)	Bonds of 1987 Series B	— Principal Amount $175,000,000,

(268)	Bonds of Series X	— Principal Amount $100,000,000,

(269)	Bonds of 1987 Series F	— Principal Amount $200,000,000,

(270)	Bonds of 1987 Series A	— Principal Amount $300,000,000,

(271)	Bonds of Series Y	— Principal Amount $60,000,000,

(272)	Bonds of Series Z	— Principal Amount $100,000,000,

(273)	Bonds of 1989 Series A	— Principal Amount $300,000,000,

(274)	Bonds of 1984 Series AP	— Principal Amount $2,400,000,

(275)	Bonds of 1984 Series BP	— Principal Amount $7,750,000,

(276)	Bonds of Series R	— Principal Amount $100,000,000,

(277)	Bonds of Series S	— Principal Amount $150,000,000,

(278)	Bonds of 1993 Series D	— Principal Amount $100,000,000,

(279)	Bonds of 1992 Series E	— Principal Amount $50,000,000,

(280)	Bonds of 1993 Series B	— Principal Amount $50,000,000,

(281)	Bonds of 1989 Series BP	— Principal Amount $66,565,000,

(282)	Bonds of 1990 Series A	— Principal Amount $194,649,000,

(283)	Bonds of 1990 Series D	— Principal Amount $0,

(284)	Bonds of 1993 Series G	— Principal Amount $225,000,000,

(285)	Bonds of 1993 Series K	— Principal Amount $160,000,000,

(286)	Bonds of 1991 Series EP	— Principal Amount $41,480,000,

(287)	Bonds of 1993 Series H	— Principal Amount $50,000,000,

(288)	Bonds of 1999 Series D	— Principal Amount $40,000,000,

(289)	Bonds of 1991 Series FP	— Principal Amount $98,375,000,

(290)	Bonds of 1992 Series BP	— Principal Amount $20,975,000,

(291)	Bonds of 1992 Series D	— Principal Amount $300,000,000,

(292)	Bonds of 1992 Series CP	— Principal Amount $35,000,000,

(293)	Bonds of 1993 Series C	— Principal Amount $225,000,000,

(294)	Bonds of 1993 Series E	— Principal Amount $400,000,000,

(295)	Bonds of 1993 Series J	— Principal Amount $300,000,000,

(296-301)	Bonds of Series KKP Nos. 10-15	— Principal Amount $179,590,000,

(302)	Bonds of 1989 Series BP No. 2	— Principal Amount $36,000,000,

(303)	Bonds of 1993 Series FP	— Principal Amount $5,685,000,

(304)	Bonds of 1993 Series IP	— Principal Amount $5,825,000,

(305)	Bonds of 1994 Series AP	— Principal Amount $7,535,000,

(306)	Bonds of 1994 Series BP	— Principal Amount $12,935,000,

(307)	Bonds of 1994 Series DP	— Principal Amount $23,700,000,

(308)	Bonds of 1994 Series C	— Principal Amount $200,000,000,

(309)	Bonds of 2000 Series A	— Principal Amount $220,000,000,

(310)	Bonds of 2005 Series A	— Principal Amount $200,000,000,

(311)	Bonds of 1995 Series AP	— Principal Amount $97,000,000,

(312)	Bonds of 1995 Series BP	— Principal Amount $22,175,000,

(313)	Bonds of 2001 Series D	— Principal Amount $200,000,000,

(314)	Bonds of 2005 Series B	— Principal Amount $200,000,000,

(315)	Bonds of 2006 Series CT	— Principal Amount $68,500,000,

(316)	Bonds of 2005 Series DT	— Principal Amount $119,175,000,

(317)	Bonds of 1991 Series AP	— Principal Amount $32,375,000,

(318)	Bonds of 2008 Series DT	— Principal Amount $68,500,000,

(319)	Bonds of 1993 Series AP	— Principal Amount $65,000,000,

(320)	Bonds of 2001 Series E	— Principal Amount $500,000,000,

(321)	Bonds of 2001 Series AP	— Principal Amount $31,000,000,

(322)	Bonds of 1991 Series BP	— Principal Amount $25,910,000,

(323)	Bonds of 2001 Series BP	— Principal Amount $82,350,000,

(324)	Bonds of 1999 Series AP	— Principal Amount $118,360,000,

(325)	Bonds of 1999 Series CP	— Principal Amount $66,565,000,

(326)	Bonds of 1999 Series BP	— Principal Amount $39,745,000,

(327)	Bonds of 2001 Series CP	— Principal Amount $139,855,000,

(328)	Bonds of 2000 Series B	— Principal Amount $50,745,000,

(329)	Bonds of 2002 Series A	— Principal Amount $225,000,000,

(330)	Bonds of 2002 Series C	— Principal Amount $64,300,000,

(331)	Bonds of 2002 Series D	— Principal Amount $55,975,000,

(332)	Bonds of 2009 Series CT	— Principal Amount $65,000,000,

(333)	Bonds of 2003 Series A	— Principal Amount $49,000,000,

(334)	Bonds of 2008 Series J	— Principal Amount $250,000,000,

(335)	Bonds of 2008 Series LT	— Principal Amount $50,000,000

(336)	Bonds of 1990 Series C	— Principal Amount $85,475,000,

(337)	Bonds of 1990 Series F	— Principal Amount $0,

(338)	Bonds of 2011 Series AT	— Principal Amount $31,000,000,

(339)	Bonds of 2004 Series B	— Principal Amount $31,980,000,

(340)	Bonds of 2004 Series A	— Principal Amount $36,000,000,

(341)	Bonds of 2009 Series BT	— Principal Amount $68,5000,000,

(342)	Bonds of 2004 Series D	— Principal Amount $200,000,000,

(343)	Bonds of 2005 Series AR	— Principal Amount $200,000,000,

(344)	Bonds of 2010 Series CT	— Principal Amount $19,855,000,

(345)	Bonds of 1990 Series B	— Principal Amount $256,932,000,

(346)	Bonds of 1990 Series E	— Principal Amount $0,

(347)	Bonds of 2008 Series G	— Principal Amount $300,000,000,

(348)	Bonds of 2008 Series KT	— Principal Amount $32,375,000,

(349)	Bonds of 2010 Series B	— Principal Amount $300,000,000,

(350)	Bonds of 2010 Series A	— Principal Amount $300,000,000

(351)	Bonds of 1991 Series CP	— Principal Amount $32,800,000,

(352)	Bonds of 1991 Series DP	— Principal Amount $37,600,000,

(353)	Bonds of 2011 Series B	— Principal Amount $250,000,000

(354)	Bonds of 1992 Series AP	— Principal Amount $66,000,000,

(355)	Bonds of 2012 Series A	— Principal Amount $250,000,000

(356)	Bonds of 2005 Series C	— Principal Amount $100,000,000

(357)	Bonds of 2011 Series D	— Principal Amount $102,000,000

(358)	Bonds of 2013 Series B	— Principal Amount $400,000,000

(359)	Bonds of 2014 Series D	— Principal Amount $350,000,000

all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

(360)	Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000) all of which are outstanding at the date hereof;

(361)	Bonds of 2005 Series BR in the principal amount of Two hundred million dollars ($200,000,000) all of which are outstanding at the date hereof;

(362)	Bonds of 2005 Series E in the principal amount of Two hundred fifty million dollars ($250,000,000) all of which are outstanding at the date hereof;

(363)	Bonds of 2006 Series A in the principal amount of Two hundred fifty million dollars ($250,000,000) all of which are outstanding at the date hereof;

(364)	Bonds of 2007 Series A in the principal amount of Fifty million dollars ($50,000,000) all of which are outstanding at the date hereof;

(365)	Bonds of 2008 Series ET in the principal amount of One hundred nineteen million one hundred seventy-five thousand dollars ($119,175,000) of which fifty-nine million one hundred seventy-five thousand dollars ($59,175,000) are outstanding at the date hereof;

(366)	Bonds of 2011 Series E in the principal amount of Seventy-seven million dollars ($77,000,000) all of which are outstanding at the date hereof;

(367)	Bonds of 2011 Series F in the principal amount of Forty-six million dollars ($46,000,000) all of which are outstanding at the date hereof;

(368)	Bonds of 2011 Series GT in the principal amount of Eighty-two million three hundred fifty thousand dollars ($82,350,000) all of which are outstanding at the date hereof;

(369)	Bonds of 2011 Series H in the principal amount of One hundred forty million dollars ($140,000,000) all of which are outstanding at the date hereof;

(370)	Bonds of 2012 Series B in the principal amount of Two hundred fifty million dollars ($250,000,000) all of which are outstanding at the date hereof;

(371)	Bonds of 2013 Series A in the principal amount of Three hundred seventy-five million dollars ($375,000,000) all of which are outstanding at the date hereof;

(372)	Bonds of 2014 Series A in the principal amount of One hundred million dollars ($100,000,000) all of which are outstanding at the date hereof;

(373)	Bonds of 2014 Series B in the principal amount of One hundred fifty million dollars ($150,000,000) all of which are outstanding at the date hereof;

(374)	Bonds of 2014 Series E in the principal amount of Three hundred fifty million dollars ($350,000,000) all of which are outstanding at the date hereof;

(375)	Bonds of 2015 Series A in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof;

(376)	Bonds of 2016 Series A in the principal amount of Three hundred million dollars ($300,000,000) all of which are outstanding at the date hereof;

(377)	Bonds of 2017 Series B in the principal amount of Four hundred forty million dollars ($440,000,000) all of which are outstanding at the date hereof;

(378)	Bonds of 2018 Series A in the principal amount of Five hundred twenty-five million dollars ($525,000,000) all of which are outstanding at the date hereof;

(379)	Bond of 2019 Series A in the principal amount of Six hundred fifty million dollars ($650,000,000) all of which are outstanding at the date hereof;

(380)	Bonds of 2020 Series A in the principal amount of Six hundred million dollars ($600,000,000) all of which are outstanding at the date hereof;

(381)	Bonds of 2020 Series B in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof;

(382)	Bonds of 2020 Series C in the principal amount of Six hundred million dollars ($600,000,000) all of which are outstanding at the date hereof;

(383)	Bonds of 2021 Green Series A in the principal amount of Five hundred seventy-five million dollars ($575,000,000) all of which are outstanding at the date hereof;

(384)	Bonds of 2021 Green Series B in the principal amount of Four hundred twenty-five million dollars ($425,000,000) all of which are outstanding at the date hereof;

(385)	Bonds of 2022 Series A in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof;

(386)	Bonds of 2022 Green Series B in the principal amount of Four hundred million dollars ($400,000,000) all of which are outstanding at the date hereof;

(387)	Bonds of 2023 Series A in the principal amount of Six hundred million dollars ($600,000,000) all of which are outstanding at the date hereof;

(388)	Bonds of 2023 Series B in the principal amount of Six hundred million dollars ($600,000,000) all of which are outstanding at the date hereof;

(389)	Bonds of 2023 Series DT in the principal amount of One hundred million dollars ($100,000,000) all of which are outstanding at the date hereof;

(390)	Bonds of 2024 Series B in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof;

(391)	Bonds of 2024 Series C in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof;

(392)	Bonds of 2025 Series B in the principal amount of Seven hundred million dollars ($700,000,000) all of which are outstanding at the date hereof;

(393)	Bonds of 2025 Series C in the principal amount of Seven hundred million dollars ($700,000,000) all of which are outstanding at the date hereof; and

(394)	Bonds of 2025 Series D in the principal amount of Three hundred million dollars ($300,000,000) all of which are outstanding at the date hereof;

accordingly, the Company has issued and has presently outstanding Twelve billion, six hundred nineteen million, five hundred twenty-five thousand dollars ($12,619,525,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the “Bonds”) at the date hereof;

REASON FOR CREATION OF NEW SERIES.	WHEREAS, the Company desires to issue two new series of bonds pursuant to the Indenture; and

BONDS TO BE 2026 SERIES A AND 2026 SERIES B.	WHEREAS, the Company desires by this Supplemental Indenture to create two new series of bonds, to be designated “General and Refunding Mortgage Bonds, 2026 Series A,” in the aggregate principal amount of Eight hundred million dollars ($800,000,000), and “General and Refunding Mortgage Bonds, 2026 Series B in the aggregate principal amount of Eight hundred million dollars ($800,000,000), to be authenticated and delivered pursuant to Section 4 of Article III of the Indenture; and

FURTHER ASSURANCE.	WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF SUPPLEMENTAL INDENTURE.	WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR SUPPLEMENTAL INDENTURE.	NOW, THEREFORE, THIS INDENTURE WITNESSETH: That DTE Electric Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

PART I. CREATION OF THREE HUNDRED NINETY-FIFTH SERIES OF BONDS, GENERAL AND REFUNDING MORTGAGE BONDS, 2026 SERIES A

TERMS OF BONDS OF 2026 SERIES A.	SECTION 1. The Company hereby creates the three hundred ninety-fifth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title “General and Refunding Mortgage Bonds, 2026 Series A” (elsewhere herein referred to as the “bonds of 2026 Series A”). The aggregate principal amount of bonds of 2026 Series A shall be limited to Eight hundred million dollars ($800,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of any holder of the bonds of 2026 Series A, “reopen” the bonds of 2026 Series A, so long as any additional bonds of 2026 Series A have the same tenor and terms as the bonds of 2026 Series A established hereby.

The bonds of 2026 Series A shall be issued as registered bonds without coupons in denominations of $2,000 and any larger amount that is an integral multiple of $1,000. The bonds of 2026 Series A shall be issued in the aggregate principal amount of $800,000,000, shall mature on March 1, 2036 (subject to earlier redemption) and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing September 1, 2026), at the rate of four and eighty-five hundredths percent (4.85%) per annum until the principal thereof shall have become due and payable and thereafter until the Company’s obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. The bonds of 2026 Series A will be issued in book-entry form through the facilities of The Depository Trust Company. Except as otherwise specifically provided in this Supplemental Indenture, the bonds of 2026 Series A shall be payable, as to principal, premium, if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.
Except as provided herein, each bond of 2026 Series A shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date to which interest has been paid on bonds of 2026 Series A, unless the bond is authenticated on a date prior to September 1, 2026 in which case interest shall be payable from February 27, 2026.

The bonds of 2026 Series A in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2026 Series A). Until bonds of 2026 Series A in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2026 Series A in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2026 Series A if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2026 Series A, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

Interest on any bond of 2026 Series A that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not such day is a business day) immediately preceding the applicable interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2026 Series A, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2026 Series A issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2026 Series A issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2026 Series A not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Bonds of 2026 Series A, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

If any interest payment date, date of redemption or the stated maturity for the bonds of 2026 Series A would otherwise be a day that is not a business day, payment of principal and/or interest or premium, if any, with respect to the bonds of 2026 Series A will be paid on the next succeeding business day with the same force and effect as if made on such date and no interest on such payment will accrue from and after such date.

“Business day” means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

REDEMPTION OF BONDS OF 2026 SERIES A.	SECTION 2. Bonds of 2026 Series A will be redeemable at the option of the Company, in whole at any time or in part from time to time at the redemption prices set forth below.

Prior to December 1, 2035 (the “Series A Bonds Par Call Date”), the Company may redeem the bonds of 2026 Series A at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds of 2026 Series A matured on the Series A Bonds Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the bonds of 2026 Series A to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Series A Bonds Par Call Date, the Company may redeem the bonds of 2026 Series A, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of 2026 Series A being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Series A Bonds Par Call Date (the “Remaining Life”); or
(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Series A Bonds Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Series A Bonds Par Call Date, as applicable. If there is no United States Treasury security maturing on the Series A Bonds Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Series A Bonds Par Call Date, one with a maturity date preceding the Series A Bonds Par Call Date and one with a maturity date following the Series A Bonds Par

Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Series A Bonds Par Call Date. If there are two or more United States Treasury securities maturing on the Series A Bonds Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

The bonds of 2026 Series A shall be redeemable as aforesaid upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the registered holders of bonds of 2026 Series A so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 2026 Series A designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 2026 Series A (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 2026 Series A (or such portion) designated for redemption has been duly provided for. Bonds of 2026 Series A redeemed in part only shall be in amounts of $2,000 or any larger amount that is an integral multiple of $1,000.

If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 2026 Series A so to be redeemed) sufficient to redeem bonds of 2026 Series A in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 2026 Series A (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

The bonds of 2026 Series A will also be redeemable at the option of the Company, upon notice, if a Tax Credit Event (as defined below) occurs, in whole but not in part at a redemption price equal to 101% of the principal amount of the bonds of 2026 Series A being redeemed, plus accrued and unpaid interest thereon, if any, to but excluding the date fixed for redemption. A notice of redemption of the bonds of the 2026 Series A upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which the bonds of 2026 Series A were issued and (b) six months from the date of issuance of the bonds of 2026 Series A and (ii) shall be accompanied by a certificate from an officer of the Company stating that a Tax Credit Event has occurred.

A “Tax Credit Event” occurs with respect to the bonds of 2026 Series A if, in the Company’s reasonable determination, there exists a material risk, due to the bonds of 2026 Series A (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.
The bonds of 2026 Series A shall not be entitled to or subject to any sinking fund and shall not be redeemable other than as provided in Section 2 hereof.

EXCHANGE AND TRANSFER.	SECTION 3. At the option of the registered holder, any bonds of 2026 Series A, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 2026 Series A upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2026 Series A during any period of ten (10) days next preceding any redemption date for such bonds.

Bonds of 2026 Series A, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

FORM OF BONDS OF 2026 SERIES A.	SECTION 4. The bonds of 2026 Series A and the form of Trustee’s Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

DTE ELECTRIC COMPANY GENERAL AND REFUNDING MORTGAGE BOND 2026 SERIES A

[This bond is a global security within the meaning of the indenture hereinafter referred to and is registered in the name of a depository or a nominee of a depository. Unless and until it is exchanged in whole or in part for bonds in certificated form, this bond may not be transferred except as a whole by the Depository Trust Company (“DTC”) to a nominee of DTC or by DTC or any such nominee to a successor of DTC or any such nominee to a successor of DTC or a nominee of such successor. Unless this bond is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any bond issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC) any transfer, pledge or other use hereof for value or otherwise by a person is wrongful, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

CUSIP
$______________ No. R-___

DTE ELECTRIC COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to [Cede & Co.], or registered assigns, at the Company’s office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of _________________ dollars ($_______) in lawful money of the United States of America on March 1, 2036 (subject to earlier redemption) and interest thereon at the rate of 4.85% per annum, in like lawful money, from February 27, 2026 and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing September 1, 2026), until the Company’s obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2026 Series A, limited to an aggregate principal amount of $800,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 1, 2026) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 1, 2026, are hereinafter collectively called the “Indenture”). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company’s interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

This bond is not subject to repayment at the option of the holder hereof. Except as provided below, this bond is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

Prior to December 1, 2035 (the “Series A Bonds Par Call Date”) the Company may redeem this bond at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest hereon discounted to the redemption date (assuming this bond matured on the Series A Bonds Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of this bond to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.
On or after the Series A Bonds Par Call Date, the Company may redeem this bond, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of this bond being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Series A Bonds Par Call Date (the “Remaining Life”); or
(2)    if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Series A Bonds Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
(3)    if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Series A Bonds Par Call Date, as applicable. If there is no United States Treasury security maturing on the Series A Bonds Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Series A Bonds Par Call Date, one with a maturity date preceding the Series A Bonds Par Call Date and one with a maturity date following the Series A Bonds Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Series A Bonds Par Call Date. If there are two or more United States Treasury securities maturing on the Series A Bonds Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the optional redemption date to the holder hereof at its registered address. If notice has been provided in accordance with the Indenture and funds for the redemption of this bond called for redemption have been made available on the redemption date, this bond will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the holder hereof will be to receive payment of the redemption price.

Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of this series (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

This bond is also redeemable at the option of the Company, upon notice, if a Tax Credit Event (as defined below) occurs, in whole but not in part at a redemption price equal to 101% of the principal amount of the bonds of this series being redeemed, plus accrued and unpaid interest thereon, if any, to but excluding the date fixed for redemption. A notice of redemption of this bond upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which the bonds of this series were issued and (b) six months from the date of issuance of the bonds of this series and (ii) shall be accompanied by a certificate from an officer of the Company stating that a Tax Credit Event has occurred
A “Tax Credit Event” occurs with respect to this bond if, in the Company’s reasonable determination, there exists a material risk, due to the bonds of this series (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The bonds of this series are issuable only in fully registered form without coupons in denominations of $2,000 and any larger amount that is an integral multiple of $1,000. This Global Security is exchangeable for bonds in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, bonds of this series are exchangeable for a like aggregate principal amount of bonds of this series of a different authorized denomination, as requested by the registered holder surrendering the same.

This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose until The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, DTE ELECTRIC COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

Dated: _________________
DTE ELECTRIC COMPANY
By: ________________________________
Name:
Title:

[Corporate Seal]

Attest:

By: __________________________
Name:
Title:

[FORM OF TRUSTEE’S CERTIFICATE]

FORM OF TRUSTEE’S CERTIFICATE.	This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By: ________________________________
Authorized Representative

Date: _________________

PART II. CREATION OF THREE HUNDRED NINETY-SIXTH SERIES OF BONDS, GENERAL AND REFUNDING MORTGAGE BONDS, 2026 SERIES B

TERMS OF BONDS OF 2026 SERIES B.	SECTION 1. The Company hereby creates the three hundred ninety-sixth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title “General and Refunding Mortgage Bonds, 2026 Series B” (elsewhere herein referred to as the “bonds of 2026 Series B”). The aggregate principal amount of bonds of 2026 Series B shall be limited to Eight hundred million dollars ($800,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of any holder of the bonds of 2026 Series B, “reopen” the bonds of 2026 Series B, so long as any additional bonds of 2026 Series B have the same tenor and terms as the bonds of 2026 Series B established hereby.

The bonds of 2026 Series B shall be issued as registered bonds without coupons in denominations of $2,000 and any larger amount that is an integral multiple of $1,000. The bonds of 2026 Series B shall be issued in the aggregate principal amount of $800,000,000, shall mature on March 1, 2056 (subject to earlier redemption) and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing September 1, 2026), at the rate of five and fifty-five hundredths percent (5.55%) per annum until the principal thereof shall have become due and payable and thereafter until the Company’s obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. The bonds of 2026 Series B will be issued in book-entry form through the facilities of The Depository Trust Company. Except as otherwise specifically provided in this Supplemental Indenture, the bonds of 2026 Series B shall be payable, as to principal, premium, if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

Except as provided herein, each bond of 2026 Series B shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date to which interest has been paid on bonds of 2026 Series B, unless the bond is authenticated on a date prior to September 1, 2026 in which case interest shall be payable from February 27, 2026.

The bonds of 2026 Series B in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2026 Series B). Until bonds of 2026 Series B in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2026 Series B in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2026 Series B if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2026 Series B, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

Interest on any bond of 2026 Series B that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not such day is a business day) immediately preceding the applicable interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2026 Series B, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2026 Series B issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2026 Series B issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2026 Series B not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Bonds of 2026 Series B, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

If any interest payment date, date of redemption or the stated maturity for the bonds of 2026 Series B would otherwise be a day that is not a business day, payment of principal and/or interest or premium, if any, with respect to the bonds of 2026 Series B will be paid on the next succeeding business day with the same force and effect as if made on such date and no interest on such payment will accrue from and after such date.

“Business day” means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close

REDEMPTION OF BONDS OF 2026 SERIES B.	SECTION 2. Bonds of 2026 Series B will be redeemable at the option of the Company, in whole at any time or in part from time to time at the redemption prices set forth below.

Prior to September 1, 2055 (the “Series B Bonds Par Call Date”), the Company may redeem the bonds of 2026 Series B at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds of 2026 Series B matured on the Series B Bonds Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the bonds of 2026 Series B to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Series B Bonds Par Call Date, the Company may redeem the bonds of 2026 Series B, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of 2026 Series B being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Series B Bonds Par Call Date (the “Remaining Life”); or
(2)    if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Series B Bonds Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
(3)    if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York

City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Series B Bonds Par Call Date, as applicable. If there is no United States Treasury security maturing on the Series B Bonds Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Series B Bonds Par Call Date, one with a maturity date preceding the Series B Bonds Par Call Date and one with a maturity date following the Series B Bonds Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Series B Bonds Par Call Date. If there are two or more United States Treasury securities maturing on the Series B Bonds Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

The bonds of 2026 Series B shall be redeemable as aforesaid upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the registered holders of bonds of 2026 Series B so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 2026 Series B designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 2026 Series B (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 2026 Series B (or such portion) designated for redemption has been duly provided for. Bonds of 2026 Series B redeemed in part only shall be in amounts of $2,000 or any larger amount that is an integral multiple of $1,000.

If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 2026 Series B so to be redeemed) sufficient to redeem bonds of 2026 Series B in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 2026 Series B (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

The bonds of 2026 Series B will also be redeemable at the option of the Company, upon notice, if a Tax Credit Event (as defined below) occurs, in whole but not in part at a redemption price equal to 101% of the principal amount of the bonds of 2026 Series B being redeemed, plus accrued and unpaid interest thereon, if any, to but excluding the date fixed for redemption. A notice of redemption of the bonds of the 2026 Series B upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which the bonds of 2026 Series B were issued and (b) six months from the date of issuance of the bonds of 2026 Series B and (ii) shall be accompanied by a certificate from an officer of the Company stating that a Tax Credit Event has occurred.

A “Tax Credit Event” occurs with respect to the bonds of 2026 Series B if, in the Company’s reasonable determination, there exists a material risk, due to the bonds of 2026 Series B (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Code, that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

The bonds of 2026 Series B shall not be entitled to or subject to any sinking fund and shall not be redeemable other than as provided in Section 2 hereof.

EXCHANGE AND TRANSFER.	SECTION 3. At the option of the registered holder, any bonds of 2026 Series B, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 2026 Series B upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2026 Series B during any period of ten (10) days next preceding any redemption date for such bonds.

Bonds of 2026 Series B, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

FORM OF BONDS OF 2026 SERIES B.	SECTION 4. The bonds of 2026 Series B and the form of Trustee’s Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

DTE ELECTRIC COMPANY GENERAL AND REFUNDING MORTGAGE BOND 2026 SERIES B

[This bond is a global security within the meaning of the indenture hereinafter referred to and is registered in the name of a depository or a nominee of a depository. Unless and until it is exchanged in whole or in part for bonds in certificated form, this bond may not be transferred except as a whole by the Depository Trust Company (“DTC”) to a nominee of DTC or by DTC or any such nominee to a successor of DTC or any such nominee to a successor of DTC or a nominee of such successor. Unless this bond is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any bond issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC) any transfer, pledge or other use hereof for value or otherwise by a person is wrongful, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

CUSIP
$______________ No. R-___

DTE ELECTRIC COMPANY (hereinafter called the “Company”), a corporation of the State of Michigan, for value received, hereby promises to pay to [Cede & Co.], or registered assigns, at the Company’s office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of ___________ dollars ($_______) in lawful money of the United States of America on March 1, 2056 (subject to earlier redemption) and interest thereon at the rate of 5.55% per annum, in like lawful money, from February 27, 2026 and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing September 1, 2026), until the Company’s obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2026 Series B, limited to an aggregate principal amount of $800,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to The Bank of New York Mellon Trust Company, N.A., as successor Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 1, 2026) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 1, 2026, are hereinafter collectively called the “Indenture”). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company’s interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

This bond is not subject to repayment at the option of the holder hereof. Except as provided below, this bond is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

Prior to September 1, 2055 (the “Series B Bonds Par Call Date”), the Company may redeem this bond at its option, in whole or in part, at any time and from time to time,

at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest hereon discounted to the redemption date (assuming this bond matured on the Series B Bonds Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of this bond to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Series B Bonds Par Call Date, the Company may redeem this bond, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of this bond being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Series B Bonds Par Call Date (the “Remaining Life”); or
(2)    if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Series B Bonds Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
(3)    if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Series B Bonds Par Call Date, as applicable. If there is no United States Treasury security maturing on the Series B Bonds Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Series B Bonds Par Call Date, one with a maturity date preceding the Series B Bonds Par Call Date and one with a maturity date following the Series B Bonds Par

Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Series B Bonds Par Call Date. If there are two or more United States Treasury securities maturing on the Series B Bonds Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to determine or calculate the redemption price.

Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the optional redemption date to the holder hereof at its registered address. If notice has been provided in accordance with the Indenture and funds for the redemption of this bond called for redemption have been made available on the redemption date, this bond will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the holder hereof will be to receive payment of the redemption price.

Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of this series (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

This bond is also redeemable at the option of the Company, upon notice, if a Tax Credit Event (as defined below) occurs, in whole but not in part at a redemption price equal to 101% of the principal amount of the bonds of this series being redeemed, plus accrued and unpaid interest thereon, if any, to but excluding the date fixed for redemption. A notice of redemption of this bond upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which the bonds of this series were issued and (b) six months from the date of issuance of the bonds of this series and (ii) shall be accompanied by a certificate from an officer of the Company stating that a Tax Credit Event has occurred.

A “Tax Credit Event” occurs with respect to this bond if, in the Company’s reasonable determination, there exists a material risk, due to the bonds of this series (considered together with other debt) having been issued, as part of an original issuance, to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The bonds of this series are issuable only in fully registered form without coupons in denominations of $2,000 and any larger amount that is an integral multiple of $1,000. This Global Security is exchangeable for bonds in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, bonds of this series are exchangeable for a like aggregate principal amount of bonds of this series of a different authorized denomination, as requested by the registered holder surrendering the same.

This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose until The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, DTE ELECTRIC COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

Dated: _________________
DTE ELECTRIC COMPANY
By: ________________________________
Name:
Title:

[Corporate Seal]

Attest:

By: __________________________
Name:
Title:

[FORM OF TRUSTEE’S CERTIFICATE]

FORM OF TRUSTEE’S CERTIFICATE.	This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By: ________________________________
Authorized Representative

Date: ______________________________

PART III.

RECORDING AND FILING DATA
RECORDING AND FILING OF ORIGINAL INDENTURE	The Original Indenture and indentures supplemental thereto have been recorded and/or filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.
The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Mason County, Michigan as set forth in the Supplemental Indenture dated as of June 15, 1971, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been recorded as a real estate mortgage in the office of the Register of Deeds of Gratiot County, Michigan on June 18, 2012 at Liber 923 Page 772, has been recorded as a real estate mortgage in the office of the Register of Deeds of Midland County, Michigan on June 18, 2012 at Liber 1555 Page 504, has been recorded as a real estate mortgage in the office of the Register of Deeds of Montcalm County, Michigan on March 6, 2015 at Document Number 2015R-03220, has been recorded as a real estate mortgage in the office of the Register of Deeds of Saginaw County, Michigan on May 4, 2023 at Document Number 2023011128, has been recorded as a real estate mortgage in the office of the Register of Deeds of Delta County, Michigan on May 8, 2023 at Liber 1366 Page 424, has been recorded as a real estate mortgage in the office of the Register of Deeds of Isabella County, Michigan on May 12, 2023 at Liber 1900 Page 4973, has been recorded as a real estate mortgage in the office of the Register of Deeds of Branch County, Michigan on November 7, 2024 at 2024-05976, has been recorded as a real estate mortgage in the office of the Register of Deeds of Presque Isle County, Michigan on November 7, 2024 at B 704 P 851, has been recorded as a real estate mortgage in the office of the Register of Deeds of Bay County, Michigan on November 19, 2025 at 202514458, has been recorded as a real estate mortgage in the office of the Register of Deeds of Arenac County, Michigan on November 21, 2025 at 202503780, has been recorded as a real estate mortgage in the office of the Register of Deeds of Gladwin County, Michigan on January 2, 2026 at Liber 1330 Page 438, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURES	Pursuant to the terms and provisions of the Original Indenture, indentures supplemental thereto heretofore entered into have been Recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission or the Surface Transportation Board, as set forth in supplemental indentures as follows:

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

June 1, 1925(a)(b)	Series B Bonds	February 1, 1940
August 1, 1927(a)(b)	Series C Bonds	February 1, 1940
February 1, 1931(a)(b)	Series D Bonds	February 1, 1940
June 1, 1931(a)(b)	Subject Properties	February 1, 1940
October 1, 1932(a)(b)	Series E Bonds	February 1, 1940
September 25, 1935(a)(b)	Series F Bonds	February 1, 1940
September 1, 1936(a)(b)	Series G Bonds	February 1, 1940
November 1, 1936(a)(b)	Subject Properties	February 1, 1940
February 1, 1940(a)(b)	Subject Properties	September 1, 1947
December 1, 1940(a)(b)	Series H Bonds and Additional Provisions	September 1, 1947
September 1, 1947(a)(b)(c)	Series I Bonds, Subject Properties and Additional Provisions	November 15, 1951
March 1, 1950(a)(b)(c)	Series J Bonds and Additional Provisions	November 15, 1951
November 15, 1951(a)(b)(c)	Series K Bonds, Additional Provisions and Subject Properties	January 15, 1953
January 15, 1953(a)(b)	Series L Bonds	May 1, 1953
May 1, 1953(a)	Series M Bonds and Subject Properties	March 15, 1954
March 15, 1954(a)(c)	Series N Bonds and Subject Properties	May 15, 1955
May 15, 1955(a)(c)	Series O Bonds and Subject Properties	August 15, 1957
August 15, 1957(a)(c)	Series P Bonds, Additional Provisions and Subject Properties	June 1, 1959
June 1, 1959(a)(c)	Series Q Bonds and Subject Properties	December 1, 1966
December 1, 1966(a)(c)	Series R Bonds, Additional Provisions and Subject Properties	October 1, 1968
October 1, 1968(a)(c)	Series S Bonds and Subject Properties	December 1, 1969
December 1, 1969(a)(c)	Series T Bonds and Subject Properties	July 1, 1970
July 1, 1970(c)	Series U Bonds and Subject Properties	December 15, 1970
December 15, 1970(c)	Series V Bonds and Series W Bonds	June 15, 1971
June 15, 1971(c)	Series X Bonds and Subject Properties	November 15, 1971
November 15, 1971(c)	Series Y Bonds and Subject Properties	January 15, 1973
January 15, 1973(c)	Series Z Bonds and Subject Properties	May 1, 1974
May 1, 1974	Series AA Bonds and Subject Properties	October 1, 1974
October 1, 1974	Series BB Bonds and Subject Properties	January 15, 1975
January 15, 1975	Series CC Bonds and Subject Properties	November 1, 1975
November 1, 1975	Series DDP Nos. 1-9 Bonds and Subject Properties	December 15, 1975

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

December 15, 1975	Series EE Bonds and Subject Properties	February 1, 1976
February 1, 1976	Series FFR Nos. 1-13 Bonds	June 15, 1976
June 15, 1976	Series GGP Nos. 1-7 Bonds and Subject Properties	July 15, 1976
July 15, 1976	Series HH Bonds and Subject Properties	February 15, 1977
February 15, 1977	Series MMP Bonds and Subject Properties	March 1, 1977
March 1, 1977	Series IIP Nos. 1-7 Bonds, Series JJP Nos. 1-7 Bonds, Series KKP Nos. 1-7 Bonds and Series LLP Nos. 1-7 Bonds	June 15, 1977
June 15, 1977	Series FFR No. 14 Bonds and Subject Properties	July 1, 1977
July 1, 1977	Series NNP Nos. 1-7 Bonds and Subject Properties	October 1, 1977
October 1, 1977	Series GGP Nos. 8-22 Bonds and Series OOP Nos. 1-17 Bonds and Subject Properties	June 1, 1978
June 1, 1978	Series PP Bonds, Series QQP Nos. 1-9 Bonds and Subject Properties	October 15, 1978
October 15, 1978	Series RR Bonds and Subject Properties	March 15, 1979
March 15, 1979	Series SS Bonds and Subject Properties	July 1, 1979
July 1, 1979	Series IIP Nos. 8-22 Bonds, Series NNP Nos. 8-21 Bonds and Series TTP Nos. 1-15 Bonds and Subject Properties	September 1, 1979
September 1, 1979	Series JJP No. 8 Bonds, Series KKP No. 8 Bonds, Series LLP Nos. 8-15 Bonds, Series MMP No. 2 Bonds and Series OOP No. 18 Bonds and Subject Properties	September 15, 1979
September 15, 1979	Series UU Bonds	January 1, 1980
January 1, 1980	1980 Series A Bonds and Subject Properties	April 1, 1980
April 1, 1980	1980 Series B Bonds	August 15, 1980
August 15, 1980	Series QQP Nos. 10-19 Bonds, 1980 Series CP Nos. 1-12 Bonds and 1980 Series DP No. 1-11 Bonds and Subject Properties	August 1, 1981
August 1, 1981	1980 Series CP Nos. 13-25 Bonds and Subject Properties	November 1, 1981
November 1, 1981	1981 Series AP Nos. 1-12 Bonds	June 30, 1982
June 30, 1982	Article XIV Reconfirmation	August 15, 1982
August 15, 1982	1981 Series AP Nos. 13-14 Bonds and Subject Properties	June 1, 1983
June 1, 1983	1981 Series AP Nos. 15-16 Bonds and Subject Properties	October 1, 1984
October 1, 1984	1984 Series AP Bonds and 1984 Series BP Bonds and Subject Properties	May 1, 1985
May 1, 1985	1985 Series A Bonds	May 15, 1985

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

May 15, 1985	1985 Series B Bonds and Subject Properties	October 15, 1985
October 15, 1985	Series KKP No. 9 Bonds and Subject Properties	April 1, 1986
April 1, 1986	1986 Series A Bonds and Subject Properties	August 15, 1986
August 15, 1986	1986 Series B Bonds and Subject Properties	November 30, 1986
November 30, 1986	1986 Series C Bonds	January 31, 1987
January 31, 1987	1987 Series A Bonds	April 1, 1987
April 1, 1987	1987 Series B Bonds and 1987 Series C Bonds	August 15, 1987
August 15, 1987	1987 Series D Bonds, 1987 Series E Bonds and Subject Properties	November 30, 1987
November 30, 1987	1987 Series F Bonds	June 15, 1989
June 15, 1989	1989 Series A Bonds	July 15, 1989
July 15, 1989	Series KKP No. 10 Bonds	December 1, 1989
December 1, 1989	Series KKP No. 11 Bonds and 1989 Series BP Bonds	February 15, 1990
February 15, 1990	1990 Series A Bonds, 1990 Series B Bonds, 1990 Series C Bonds, 1990 Series D Bonds, 1990 Series E Bonds and 1990 Series F Bonds	November 1, 1990
November 1, 1990	Series KKP No. 12 Bonds	April 1, 1991
April 1, 1991	1991 Series AP Bonds	May 1, 1991
May 1, 1991	1991 Series BP Bonds and 1991 Series CP Bonds	May 15, 1991
May 15, 1991	1991 Series DP Bonds	September 1, 1991
September 1, 1991	1991 Series EP Bonds	November 1, 1991
November 1, 1991	1991 Series FP Bonds	January 15, 1992
January 15, 1992	1992 Series BP Bonds	February 29, 1992 and April 15, 1992
February 29, 1992	1992 Series AP Bonds	April 15, 1992
April 15, 1992	Series KKP No. 13 Bonds	July 15, 1992
July 15, 1992	1992 Series CP Bonds	November 30, 1992
July 31, 1992	1992 Series D Bonds	November 30, 1992
November 30, 1992	1992 Series E Bonds and 1993 Series B Bonds	March 15, 1993
December 15, 1992	Series KKP No. 14 Bonds and 1989 Series BP No. 2 Bonds	March 15, 1993
January 1, 1993	1993 Series C Bonds	April 1, 1993
March 1, 1993	1993 Series E Bonds	June 30, 1993
March 15, 1993	1993 Series D Bonds	September 15, 1993
April 1, 1993	1993 Series FP Bonds and 1993 Series IP Bonds	September 15, 1993
April 26, 1993	1993 Series G Bonds and Amendment of Article II, Section 5	September 15, 1993
May 31, 1993	1993 Series J Bonds	September 15, 1993

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

June 30, 1993	1993 Series AP Bonds	(d)
June 30, 1993	1993 Series H Bonds	(d)
September 15, 1993	1993 Series K Bonds	March 1, 1994
March 1, 1994	1994 Series AP Bonds	June 15, 1994
June 15, 1994	1994 Series BP Bonds	December 1, 1994
August 15, 1994	1994 Series C Bonds	December 1, 1994
December 1, 1994	Series KKP No. 15 Bonds and 1994 Series DP Bonds	August 1, 1995
August 1, 1995	1995 Series AP Bonds and 1995 Series BP Bonds	August 1, 1999
August 1, 1999	1999 Series AP Bonds, 1999 Series BP Bonds and 1999 Series CP Bonds	(d)
August 15, 1999	1999 Series D Bonds	(d)
January 1, 2000	2000 Series A Bonds	(d)
April 15, 2000	Appointment of Successor Trustee	(d)
August 1, 2000	2000 Series BP Bonds	(d)
March 15, 2001	2001 Series AP Bonds	(d)
May 1, 2001	2001 Series BP Bonds	(d)
August 15, 2001	2001 Series CP Bonds	(d)
September 15, 2001	2001 Series D Bonds and 2001 Series E Bonds	(d)
September 17, 2002	Amendment of Article XIII, Section 3 and Appointment of Successor Trustee	(d)
October 15, 2002	2002 Series A Bonds and 2002 Series B Bonds	(d)
December 1, 2002	2002 Series C Bonds and 2002 Series D Bonds	(d)
August 1, 2003	2003 Series A Bonds	(d)
March 15, 2004	2004 Series A Bonds and 2004 Series B Bonds	(d)
July 1, 2004	2004 Series D Bonds	(d)
February 1, 2005	2005 Series A Bonds and 2005 Series B Bonds	May 15, 2006
April 1, 2005	2005 Series AR Bonds and 2005 Series BR Bonds	May 15, 2006
August 1, 2005	2005 Series DT Bonds	May 15, 2006
September 15, 2005	2005 Series C Bonds	May 15, 2006
September 30, 2005	2005 Series E Bonds	May 15, 2006
May 15, 2006	2006 Series A Bonds	December 1, 2006
December 1, 2006	2006 Series CT Bonds	December 1, 2007
December 1, 2007	2007 Series A Bonds	April 1, 2008
April 1, 2008	2008 Series DT Bonds	May 1, 2008
May 1, 2008	2008 Series ET Bonds	July 1, 2008
June 1, 2008	2008 Series G Bonds	October 1, 2008
July 1, 2008	2008 Series KT Bonds	October 1, 2008
October 1, 2008	2008 Series J Bonds	December 1, 2008

RECORDED AND/OR
FILED AS SET FORTH IN
SUPPLEMENTAL INDENTURE	PURPOSE OF SUPPLEMENTAL	SUPPLEMENTAL
DATED AS OF	INDENTURE	INDENTURE DATED AS OF

December 1, 2008	2008 Series LT Bonds	March 15, 2009
March 15, 2009	2009 Series BT Bonds	November 1, 2009
November 1, 2009	2009 Series CT Bonds	August 1, 2010
August 1, 2010	2010 Series B Bonds	December 1, 2010
September 1, 2010	2010 Series A Bonds	December 1, 2010
December 1, 2010	2010 Series CT Bonds	March 1, 2011
March 1, 2011	2011 Series AT Bonds	May 15, 2011
May 15, 2011	2011 Series B Bonds	August 1, 2011
August 1, 2011	2011 Series GT Bonds	June 20, 2012
August 15, 2011	2011 Series D, 2011 Series E and 2011 Series F Bonds	June 20, 2012
September 1, 2011	2011 Series H Bonds	June 20, 2012
June 20, 2012	2012 Series A and B Bonds	March 15, 2013
March 15, 2013	2013 Series A Bonds	August 1, 2013
August 1, 2013	2013 Series B Bonds	June 1, 2014
June 1, 2014	2014 Series A and B Bonds	July 1, 2014
July 1, 2014	2014 Series D and E Bonds	March 1, 2015
March 1, 2015	2015 Series A Bonds	May 1, 2016
May 1, 2016	2016 Series A Bonds	August 1, 2017
August 1, 2017	2017 Series B Bonds	May 1, 2018
May 1, 2018	2018 Series A Bonds	February 1, 2019
February 1, 2019	2019 Series A and B Bonds	February 1, 2020
February 1, 2020	2020 Series A and B Bonds	March 1, 2021
April 1, 2020	2020 Series C Bonds	March 1, 2021
March 1, 2021	2021 Green Series A and B Bonds	February 1, 2022
February 1, 2022	2022 Series A and Green Series B Bonds	March 1, 2023
March 1, 2023	2023 Series A and B Bonds	May 1, 2023
May 1, 2023	2023 Series DT Bonds	February 1, 2024
February 1, 2024	2024 Series B and C Bonds	May 1, 2025

(a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.
(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.
(c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.
(d) Recording and filing information for this Supplemental Indenture has not been set forth in a subsequent Supplemental Indenture.

RECORDING AND FILING OF SUPPLEMENTAL INDENTURE DATED AS OF MAY 1, 2025.	Further, pursuant to the terms and provisions of the Original Indenture, a Supplemental Indenture dated as of May 1, 2025 providing for the terms of bonds to be issued thereunder of 2025 Series B, 2025 Series C, and 2025 Series D has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on May 27, 2025 (Filing No. 20250527000029518-5), has been filed and recorded in the Office of the Surface Transportation Board on May 20, 2025 (Recordation No. 5485-XXXXXX), and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

		LIBER/
COUNTY	RECORDED	INSTRUMENT NO.	PAGE
Branch County Michigan	5/23/2025	2025-03107	-
Delta County Michigan	5/23/2025	1419	667
Genesee County Michigan	5/20/2025	202505200000293	-
Gratiot County Michigan	5/21/2025	2025R-02670	-
Huron County Michigan	5/19/2025	1877	157
Ingham County Michigan	5/19/2025	2025-013426	-
Isabella County Michigan	5/19/2025	1911	4057
Lapeer County Michigan	5/19/2025	3457	378
Lenawee County Michigan	5/19/2025	2683	0897
Livingston County Michigan	5/19/2025	2025R-009557	-
Macomb County Michigan	5/19/2025	30104	458
Mason County Michigan	5/19/2025	20205R02442	-
Midland County Michigan	5/20/2025	2025R-04516	-
Monroe County Michigan	5/19/2025	2025R08153	-
Montcalm County Michigan	5/20/2025	2025R-05525	-
Oakland County Michigan	5/22/2025	60227	573
Presque Isle County Michigan	5/20/2025	00712	00385
Saginaw County Michigan	5/19/2025	2025012415	-
Sanilac County Michigan	5/21/2025	1623	7
St. Clair County Michigan	5/21/2025	5815	434
Tuscola County Michigan	5/20/2025	01574	00572
Washtenaw County Michigan	5/21/2025	5589	867
Wayne County Michigan	5/27/2025	59571	429

RECORDING OF CERTIFICATES OF PROVISION FOR PAYMENT.	Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

PART IV.

THE TRUSTEE.

TERMS AND CONDITIONS OF ACCEPTANCE OF TRUST BY TRUSTEE.	The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

PART V.

MISCELLANEOUS.

CONFIRMATION OF SECTION 318(c) OF TRUST INDENTURE ACT.	Except to the extent specifically provided therein, no provision of this Supplemental Indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN COUNTERPARTS.	THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.	IN WITNESS WHEREOF, DTE ELECTRIC COMPANY AND THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

[Remainder of this page intentionally left blank]

EXECUTION BY
COMPANY.	DTE ELECTRIC COMPANY
By: /s/David Ruud
Name: David Ruud
Title: Vice Chairman and Chief Financial Officer

Attest:

By: /s/Sarah M. Bello
Name: Sarah M. Bello
Title: Assistant Corporate Secretary

Signed and delivered by
DTE ELECTRIC COMPANY
in the presence of:

/s/David S. Maquera
Name: David S. Maquera

/s/Daniel T. Richards
Name: Daniel T. Richards

STATE OF MICHIGAN	)
	)	SS
COUNTY OF WAYNE	)

ACKNOWLEDG- MENT OF EXECUTION BY COMPANY.	On this 26th day of February 2026, before me, the subscriber, a Notary Public within and for the County of Oakland, in the State of Michigan, acting in the County of Wayne, personally appeared David Ruud, to me personally known, who, being by me duly sworn, did say that he does business at One Energy Plaza, Detroit, Michigan 48226 and is the Vice Chairman and Chief Financial Officer of DTE ELECTRIC COMPANY, one of the corporations described in and which executed the foregoing instrument; and that said instrument was signed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said David Ruud acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	/s/Estella R. Branson
Estella R. Branson
Notary Public, Oakland County, MI
Acting in Wayne
My Commission Expires: October 26, 2029

EXECUTION BY
TRUSTEE.	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By: /s/Mary Jo Wagener
Name: Mary Jo Wagener
Title: Vice President

Attest:

By: /s/Letha Glover
Name: Letha Glover
Title: Vice President

STATE OF TEXAS	)
	)	SS
COUNTY OF HARRIS	)

ACKNOWLEDGMENT OF EXECUTION BY TRUSTEE.	On this 24th day of February 2026, before me, the subscriber, a Notary Public within and for the State of Texas, personally appeared Mary Jo Wagener, to me personally known, or proved to me on the basis of satisfactory identification and who, being by me duly sworn, did say that her business office is located at 601 Travis Street, 16th Floor, Houston, TX 77002, and she is an Authorized Officer of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., one of the corporations described in and which executed the foregoing instrument; and that said instrument was signed in behalf of said corporation by authority of its Board of Directors and that she subscribed her name thereto by like authority; and said Vice President acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)	/s/April Michelle Bradley
April Michelle Bradley
Notary ID #133238619
My Commission Expires: July 28, 2029

STATE OF MICHIGAN	)
	)	SS
COUNTY OF WAYNE	)

AFFIDAVIT AS TO CONSIDERATION AND GOOD FAITH.	David Ruud, being duly sworn, says: that he is the Vice Chairman & Chief Financial Officer of DTE ELECTRIC COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

By: /s/David Ruud
Name: David Ruud
Title: Vice Chairman and Chief Financial Officer

Sworn to before me this 26th day of February 2026

(Notarial Seal)	/s/Estella R. Branson
Estella R. Branson
Notary Public, Oakland County, MI
Acting in Wayne
My Commission Expires: October 26, 2029

This instrument was drafted by:
David S. Maquera, Esq.
One Energy Plaza
1610 WCB
Detroit, Michigan 48226

When recorded return to:
David S. Maquera , Esq.
One Energy Plaza
1610 WCB
Detroit, Michigan 48226